SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 8, 1996


                      Hospitality Worldwide Services, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                     0-23054          11-3096379
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     (State or other jurisdiction   (Commission       (IRS Employer
          of incorporation)         File Number)   Identification No.)


            509 Madison Avenue, Suite 1114, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 223-0699

                           Light Savers U.S.A., Inc.
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

         On October 8, 1996 the Registrant filed with the New York Department of State an Amendment to its Certificate of Incorporation to, among other things, effectuate a change in its name from Light Savers U.S.A., Inc. to Hospitality Worldwide Services, Inc. The Registrant's shareholders approved such an amendment to the Registrant's Certificate of Incorporation at the Registrant's annual meeting of shareholders on September 26, 1996.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          HOPITALITY WORLDWIDE SERVICES, INC.
                                          (f/k/a Light Savers U.S.A., Inc.)


                                          By:  /s/ Howard G. Anders
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                                               Howard G. Anders
                                               Chief Financial Officer


DATE:  November 8, 1996


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